SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2003

Date of Report (Date of earliest event reported)

ENTERPRISE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-28790 (Commission File Number)	87-0429962B (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5006

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated September 23rd, 2003, issued by Enterprise Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 23rd, 2003, Enterprise Technologies, Inc. issued a news release announcing that Mr. Indy S. Panchi, will serve as a Director and the Company’s new President and CEO.  This news release, dated September 23rd, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE TECHNOLOGIES, INC.

/s/ Harmel Rayat

Harmel Rayat

Director

Date: September 23, 2003

EXHIBIT 99.1

ENTERPRISE APPOINTS NEW BOARD MEMBERS

Vancouver, BC – September 23, 2003 - - Enterprise Technologies, Inc. (OTCBB: ETPT) is pleased to announce the appointment of Mr. Indy S. Panchi as a Director and the Company’s new President and CEO, a position previously held by Mr. Ray Krauss.

Mr. Indy S. Panchi received his Bachelor’s degree in Business and Finance from Manchester University in June 1990 and went on to acquire a Post Graduate Diploma in Management Studies at the University of Central England two years later.

Soon after, he joined the Executive Agency of the Department of Trade and Industry’s British Insolvency Service.  During his tenure, Mr. Panchi worked under the government of Sir John Major, PM as part of a team that pioneered the much-anticipated and highly-successful, Citizens Charter; a program directly credited with improving efficiency in the administration of personal insolvency and corporate recovery.

In 1998, Indy was awarded an Executive Officer position with the British Foreign Office’s, Trade Partners UK (formerly, British Trade International).  Among his notable achievements and responsibilities, Mr. Panchi developed and organized numerous high-profile trade missions and duty tours for government Ministers, Officials and foreign investors with South Asian nations on behalf of the British government.

In addition to his corporate responsibilities, Mr. Panchi has dedicated his time to numerous charity institutions, holding key positions with several prominent charities, including Britain’s largest children’s charity, Barnardo’s.  Among his volunteer efforts at Barnardo’s, Indy spearheaded national marketing programs in order to attain prominent media coverage and accomplish significant fundraising success for the organization.

Since 2002, Indy Panchi has been working for BDO Dunwoody Ltd, the world’s fifth largest multinational accounting, insolvency and consulting organization.

Enterprise Technologies also announced the appointment of Mr. Derek Cooper to the Board of Directors and as the Company’s Secretary and Treasurer, a position previously held by Mr. Harvinder Dhaliwal from March 1, 2001 through September 22, 2003.

Mr. Derek Cooper earned his Bachelor of Science degree in Physics at the University of British Columbia, specializing in solid state and optics.

Over the years, Mr. Cooper has published numerous studies and commissioned works, including reports on Acoustical Bylaw Enforcement for the Government of British Columbia's Ministry of Transportation.

With a strong interest in innovative sciences, Mr. Cooper successfully helped develop an MoS2 (molybdenum sulphate) thin-film coating with applications to field effect scanning electron microscopy and subsequently co-designed and commissioned a hydrometallurgy extraction process for molybdenum during his tenure at the diversified mining and metals giant Teck-Cominco.

In addition to his scientific and academic pursuits, Mr. Cooper is an accomplished athlete and competitive Olympic-style wrestler and coach, currently augmenting his career education with a degree in petroleum engineering.

About Enterprise Technologies, Inc.

Enterprise Technologies, Inc. is a development stage healthcare technology company that focuses on under-served high growth markets.

The Company has developed the MedCare Program, a non-pharmaceutical, non-invasive treatment program for patients suffering from urinary incontinence and other pelvic disorders, including pelvic pain, chronic constipation, fecal incontinence and disordered defecation.

Presently, the Company is searching for potential joint venture partners that have existing operating infrastructures to which the MedCare Program can be added as an ancillary service with minimal overhead.  Additionally, Enterprise plans to develop other potential revenue streams from the Company’s current intellectual property base and other technology-based ventures.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products or services, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and other staff, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

Enterprise Technologies, Inc.

Investors Relations

Toll Free: 800-611-3388